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                                                                   Exhibit 10.21
                                                                   -------------
                                 INDEMNITY AGREEMENT


  THIS INDEMNITY AGREEMENT is made and entered into as of the 22nd day of October 1999, by and between Sterling Software, Inc., a Delaware corporation (the "Company"), and _______________ ("Indemnitee"), a Director and/or Officer of the Company.

                                  WITNESSETH:

  WHEREAS, it is essential to the Company to retain and attract as Directors and Officers the most capable persons available; and

  WHEREAS, service as a director or officer of a corporation, particularly a corporation the securities of which are or are to be publicly held, may subject a person to substantial litigation and other risks; and

  WHEREAS, it is the express policy of the Company to indemnify its Directors and Officers so as to provide them with the maximum possible protection permitted by law; and

  WHEREAS, Indemnitee does not regard the indemnification provided for under the Company's Certificate of Incorporation and Bylaws as adequate in the present circumstances and may not be willing to serve as a Director or Officer without the provision of further rights to indemnification, and the Company desires Indemnitee to serve in such capacity;

  NOW THEREFORE, the Company and Indemnitee do hereby agree as follows:

  1.  Agreement to Serve.  Indemnitee agrees to serve or continue to serve as a
      ------------------
Director and/or Officer of the Company until his or her death, or his or her resignation or removal from office, or the election or appointment and qualification of his or her successor, whichever shall first occur.

  2.  Definitions.  As used in this Agreement:
      -----------

      (a) The term "Proceeding" shall include any threatened, pending or completed investigation, claim, action, suit or proceeding, whether of a civil, criminal, administrative or investigative nature (including without limitation any action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor), in which Indemnitee may be or may have been or may be threatened to be made to become involved in any manner (including without limitation as a party or a witness) by reason of the fact that Indemnitee is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Board of Directors or an Officer of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (whether or not for profit), or by reason of anything actually or allegedly done or not done by Indemnitee in any such capacity, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

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      (b)  The term "Expenses" includes, without limitation, attorneys' fees and disbursements and all other costs, expenses and obligations actually and reasonably incurred by Indemnitee in connection with (i) investigating, defending, being a witness in or otherwise participating in, or preparing to defend, be a witness in or participate in, any Proceeding, (ii) establishing a right to indemnification under Paragraph 7 of this Agreement, or (iii) obtaining recovery under any directors' and officers' liability or similar insurance policy or policies purchased or maintained at any time by the Company, but shall not include the amount of any judgments, fines or penalties entered or assessed against Indemnitee or any amounts paid or payable in settlement by Indemnitee.

      (c) The term "Change in Control" means the occurrence of any of the following events:

         (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors ("Voting Stock") of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

         (ii) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and less than two-thirds of the combined voting power of the then-outstanding Voting Stock of such corporation or person is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

         (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
       Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock of the Company;

         (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

         (v) If, at any time during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (v) each director (other than a director whose initial assumption of office is in

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       connection with an actual or threatened election contest) who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period.

    Notwithstanding the foregoing provisions of clauses (iii) or (iv), unless otherwise determined in a specific case by majority vote of the board of directors of the Company, a "Change in Control" shall not be deemed to have occurred for purposes of clause (iii) or (iv) solely because (A) the Company, (B) an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding Voting Stock (a "Subsidiary"), or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership or any increase or decrease thereof.

          (d) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Board of Directors or an Officer of the Company" shall include any service as a Director, Officer, employee or agent of the Company which imposes duties on, or involves services by, such Director, Officer, employee or agent with respect to an employee benefit plan or its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" for purposes of this Agreement.

    3.    Indemnity in Third-Party Proceedings.  The Company shall indemnify
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Indemnitee in accordance with the provisions of this Paragraph 3 if Indemnitee is or was or is threatened to be made to become involved in any manner, including without limitation as a party or witness, in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor) against any and all Expenses and any and all judgments, fines and penalties entered or assessed against Indemnitee, and any and all amounts reasonably paid or payable in settlement by Indemnitee, in connection with such Proceeding, but only if Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a Proceeding of a criminal nature, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

    4.    Indemnity in Proceedings By or In the Right of the Company. The
          ----------------------------------------------------------
Company shall indemnify Indemnitee in accordance with the provisions of this Paragraph 4 if Indemnitee is or was or is threatened to be made to become involved in any manner, including without limitation as a party or witness, in any Proceeding by or in the right of the Company, against any and all Expenses, but only if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed

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to the best interests of the Company, except that no indemnification for
Expenses shall be made under this Paragraph 4 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper.

    5.    Indemnification of Expenses of Successful Party; No Adverse
          -----------------------------------------------------------
Presumption. Notwithstanding any other provisions of this Agreement, to the
-----------
extent that Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. The termination of any Proceeding by judgment, order of court, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption for purposes of any provision of this Agreement that Indemnitee did not act in good faith in a manner which he or she reasonably believed to be in the best interests of the Company, or with respect to any Proceeding of a criminal nature, that such person had reasonable cause to believe that his or her conduct was unlawful.

    6.    Advances of Expenses.  The Expenses incurred by Indemnitee pursuant to
          --------------------
Paragraphs 3 and 4 in any Proceeding shall be paid by the Company in advance, promptly upon the written request of the Indemnitee, if Indemnitee shall undertake to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification. No security for the performance of any such undertaking shall be required and any such undertaking shall be accepted by the Company without regard to the financial capacity of Indemnitee to perform its obligations thereunder.

    7.    Right of Indemnitee to Indemnification Upon Application: Procedure
          ------------------------------------------------------------------
Upon Application. Without limiting the obligation of the Company to promptly
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make payments in respect of Expenses in accordance with Paragraph 6, any indemnification under Paragraphs 3 and 4 shall be made no later than 45 days after receipt by the Company of the written request of Indemnitee, unless a determination is made within said 45-day period by (1) the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who are not and were not parties to the relevant Proceeding, or (2) independent legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable) that the Indemnitee has not met the relevant standards for indemnification set forth in Paragraphs 3 and 4; provided, however, that following a Change in Control of the Company, any determination that Indemnitee has not met the relevant standards for indemnification may only be made by independent counsel selected by Indemnitee (and reasonably satisfactory to the Company) in a written opinion. The fees and expenses of such counsel shall be paid by the Company in a timely manner and, upon the request of the Indemnitee, the Company shall provide reasonable assurances to such counsel of the timely payment of their fees and expenses.

    The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Company. Indemnitee's Expenses reasonably incurred in connection with

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successfully establishing his or her right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Company.

    8.    Indemnification Hereunder Not Exclusive. The indemnification provided
          ---------------------------------------
by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the General Company Law of the State of Delaware, the Certificate of Incorporation and/or Bylaws of the Company, any other agreement, any vote of stockholders or disinterested Directors, or otherwise, either as to action in his or her official capacity or as to action in any other capacity. To the extent that Indemnitee otherwise would have any greater right to indemnification under any provision of the General Company Law of the State of Delaware or the Certificate of Incorporation and/or Bylaws of the Company as in effect on the date hereof, Indemnitee will be deemed to have such greater right hereunder, and, to the extent that any change is made to the General Company Law of the State of Delaware (whether by legislative action or judicial decision) and/or the Certificate of Incorporation and/or the Bylaws of the Company which permits any greater right to indemnification than that provided under this Agreement as of the date hereof, Indemnitee will be deemed to have such greater right hereunder. The Company will not adopt any amendment to the Certificate of Incorporation or Bylaws of the Company the effect of which would be to deny, diminish or encumber Indemnitee's right to indemnification under the General Company Law of the State of Delaware, the Certificate of Incorporation and/or the Bylaws of the Company or otherwise as applied to anything actually or allegedly done or failed to be done in whole or in part prior to the date upon which the amendment was approved by the Company's Board of Directors and/or its stockholders, as the case may be.

    The rights to indemnification and advancement of expenses under this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a Director and/or Officer or to serve in any capacity the Company or any other enterprise and shall inure to the benefit of the heirs, executors, administrators or estate of Indemnitee.

    9.    Partial Indemnification. In the event that Indemnitee is entitled
          -----------------------
under any provision of this Agreement to indemnification by the Company for a portion but less than the entire amount of any Expenses, judgments, fines, penalties and/or amounts paid or payable in settlement, the Company shall fully indemnify Indemnitee in accordance with the applicable provisions of this Agreement for such portion of such Expenses, judgments, fines, penalties and/or amounts paid in settlement.

    10.   Liability Insurance and Funding. To the extent the Company purchases
          -------------------------------
or maintains any insurance policy or policies providing directors' and officers' liability or similar insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Director or Officer of the Company. Indemnitee's Expenses in connection with successfully obtaining any recovery under any such directors' and officers' liability insurance or similar policy shall also be indemnified by the Company. The Company may, but shall not be required to, create a trust fund, grant a security interest or use other means (including without limitation procuring one or more letters of credit) to ensure the payment of such amounts as may be necessary to satisfy its obligations to provide indemnification and advance Expenses pursuant to this Agreement.

    11.   Subrogation. In the event that the Company provides any
          -----------
indemnification or makes any payment to Indemnitee in respect of any matter in respect of which indemnification or the

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advancement of expenses is provided for herein (regardless of whether such indemnification or payment is provided or made under the provisions of this Agreement, the General Company Law of the State of Delaware, the Certificate of Incorporation and/or Bylaws of the Company or otherwise), the Company shall be subrogated to the extent of such indemnification or other payment to all of the related rights of recovery of Indemnitee against other persons or entities. Indemnitee shall execute all papers reasonably required and shall do everything that may be reasonably necessary to secure such rights and enable the Company effectively to bring suit to enforce such rights (with all of Indemnitee's reasonable costs and expenses, including attorneys' fees and disbursements, to be reimbursed by or, at the option of Indemnitee, advanced by the Company).

    12.   No Duplication of Payments.  The Company shall not be obligated under
          --------------------------
this Agreement to provide any indemnification or make any payment to which Indemnitee is otherwise entitled hereunder to the extent, but only to the extent, that such indemnification or payment hereunder would be duplicative of any amount actually received by Indemnitee pursuant to any insurance policy, the General Company Law of the State of Delaware, the Certificate of Incorporation and/or the Bylaws of the Company or otherwise.

    13.   Saving Clause. If any provision of this Agreement or the application
          -------------
of any provision hereof to any circumstance is held illegal, invalid or otherwise unenforceable, the remainder of this Agreement and the application of such provision to any other circumstance shall not be affected, and the provision so held to be illegal, invalid or otherwise unenforceable shall be reformed to the extent (but only to the extent) necessary to make it legal, valid and enforceable.

    14.   Notice. Indemnitee shall give to the Company notice in writing as soon
          ------
as practicable of any claim made against him or her for which indemnification will or could be sought under this Agreement, provided, however, that any failure to give such notice to the Company will relieve the Company from its obligations hereunder only if, and to the extent that, such failure results in the forfeiture of substantial rights and defenses. Notice to the Company shall be directed to the Company (to the attention of the President, with a copy to the General Counsel) at its principal executive office or such other address as the Company shall designate in writing to Indemnitee. Notice shall be deemed received when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or three calendar days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been sent for next-day delivery by a nationally recognized overnight courier. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and shall be within Indemnitee's power.

    15.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

    16.   Applicable Law.  This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

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    17.   Successors.  This Agreement shall be binding upon the Company and its
          ----------
successors, including without limitation any person acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the "Company" for purposes of this Agreement), but will not otherwise be assignable, transferable or delegatable by the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, to assume and agree in writing to perform this Agreement, expressly for the benefit of Indemnitee, in the same manner and to the same extent the Company would be required to perform if no such succession had taken place.

    18.   Prior Indemnity Agreement Superceded.  This Agreement supercedes that
          ------------------------------------
certain Indemnity Agreement between the Indemnitee and the Company dated ___________, 19__.


    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                                    STERLING SOFTWARE, INC.



                                    By:
                                       ------------------------
                                       Don J. McDermett, Jr.
                                       Senior Vice President &
                                       General Counsel



                                    -----------------------------
                                    [Name of Officer or Director]

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